Exhibit 10.11
EXECUTION COPY
     SUPPLEMENT NO. 1 (this “Supplement”) dated as of November 22, 2006, to the Guarantee and Collateral Agreement dated as of November 1, 2006 (the “Guarantee and Collateral Agreement”), among BUFFETS, INC., a Minnesota corporation (the “Borrower”), BUFFETS HOLDINGS, INC., a Delaware corporation (“Holdings”), each Subsidiary of the Borrower from time to time party thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE, (together with its affiliates, “Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
          A. Reference is made to the Credit Agreement dated as of November 1, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent for the Lenders and as Collateral Agent.
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.
          C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
          Accordingly, the Collateral Agent and the New Subsidiary agree as follows:
          SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and

Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, (a) unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations and (b) as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.
          SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
          SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information, with respect to such New Subsidiary, required by the Perfection Certificate attached as Exhibit B to the Guarantee and Collateral Agreement and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.
          SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the

Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.
          SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.
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          IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

FIRE MOUNTAIN LEASING COMPANY,
LLC,

by	/s/ A. Keith Wall

Name: A. Keith Wall
Title: Chief Finance Manager
Address: 1460 Buffet Way
Eagan, MN 55121
Legal Name: Fire Mountain Leasing
Company, LLC
Jurisdiction of Formation: Minnesota

RYAN’S RESTAURANT LEASING
COMPANY, LLC,

by	/s/ H. Thomas Mitchell

Name: H. Thomas Mitchell
Title: Manager/Secretary
Address: 1460 Buffet Way
Eagan, MN 55121
Legal Name: Ryan’s Restaurant Leasing
Company, LLC
Jurisdiction of Formation: Minnesota

FIRE MOUNTAIN MANAGEMENT
GROUP, LLC,

by	/s/ H. Thomas Mitchell

Name: H. Thomas Mitchell
Title: Manager/Secretary
Address: 1460 Buffet Way
Eagan, MN 55121
Legal Name: Fire Mountain
Management Group, LLC
Jurisdiction of Formation: Minnesota

RYAN’S RESTAURANT MANAGEMENT
GROUP, LLC,

by	/s/ H. Thomas Mitchell

Name: H. Thomas Mitchell
Title: Manager/Secretary
Address: 1460 Buffet Way
Eagan, MN 55121
Legal Name: Ryan’s Restaurant
Management Group, LLC
Jurisdiction of Formation: Minnesota

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, as Collateral Agent,

by	/s/ Robert Hetu

Name: Robert Hetu
Title: Managing Director

by	/s/ Denise L. Alvarez

Name: Denise L. Alvarez
Title: Associate

Schedule I to
Supplement No. 1 to the
Guarantee and
Collateral Agreement
Collateral of the New Subsidiaries
1. Names.
     (a) Exact Legal Name.
Exact Legal Name of Each Grantor
Fire Mountain Leasing Company, LLC
Ryan’s Restaurant Leasing Company, LLC
Fire Mountain Management Group, LLC
Ryan’s Restaurant Management Group, LLC
     (b) Other Legal Name. None
     (c) Former Identity. None.
     (d) Organizational Identification Number.

Grantor	Organizational Identification Number
Fire Mountain Leasing Company, LLC	2093186-2

Ryan’s Restaurant Leasing Company, LLC	2093186-5

Fire Mountain Management Group, LLC	2093186-3

Ryan’s Restaurant Management Group, LLC	2093186-4
2. Current Locations.
     (a) Chief Executive Office.

Grantor	Mailing Address	County	State
Fire Mountain Leasing Company, LLC	1460 Buffet Way Eagan, MN 55121	Dakota	Minnesota

Ryan’s Restaurant Leasing Company, LLC	1460 Buffet Way Eagan, MN 55121	Dakota	Minnesota

Fire Mountain Management Group, LLC	1460 Buffet Way Eagan, MN 55121	Dakota	Minnesota

Ryan’s Restaurant Management Group, LLC	1460 Buffet Way Eagan, MN 55121	Dakota	Minnesota

     (b) Location of Books and Records. Same as above.
     (c) Jurisdiction of Formation.

Grantor	Jurisdiction
Fire Mountain Leasing Company, LLC	Minnesota

Ryan’s Restaurant Leasing Company, LLC	Minnesota

Fire Mountain Management Group, LLC	Minnesota

Ryan’s Restaurant Management Group, LLC	Minnesota
     (d) Real Property Held. None
     (e) Persons Holding Collateral of Grantor. None
(3) Schedules to the Perfection Certificate.
     (a) UCC Financing Statements (Schedule 5). Attached
     (b) UCC Filings and Filing Offices (Schedule 6).

Grantor	Filing Office
Fire Mountain Leasing Company, LLC	Minnesota

Ryan’s Restaurant Leasing Company, LLC	Minnesota

Fire Mountain Management Group, LLC	Minnesota

Ryan’s Restaurant Management Group, LLC	Minnesota
     (c) Stock Ownership and Other Equity Interests (Schedule 7)

		Stock
		Certificate
		No. (if	No. of	Percentage
Pledgor	Issuer	applicable)	Units	Ownership
Ryan’s Restaurant Group, Inc.	Ryan’s Restaurant Leasing Company, LLC	N/A	N/A	100%

Ryan’s Restaurant, Group, Inc.	Ryan’s Restaurant Management Group, LLC	N/A	N/A	100%

Fire Mountain Restaurants, LLC	Fire Mountain Management Group, LLC	N/A	N/A	100%

Fire Mountain Restaurants, LLC	Fire Mountain Leasing Company, LLC	N/A	N/A	100%
(d)	Debt Instruments (Schedule 8). None

(e)	Deposit Accounts (Schedule 9). None

(f)	Security Accounts (Schedule 10). None

(g)	Advances (Schedule 11). None

(h)	Mortgage Filings (Schedule 12). None

(i)	Patents and Trademarks (Schedule 13A) and Copyrights (Schedule 13B). None

(j)	Commercial Tort Claims (Schedule 14). None

Exhibit B to the Guarantee
and Collateral Agreement
FORM OF PERFECTION CERTIFICATE
[On file with Cravath, Swaine & Moore LLP]